UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2018

Keurig Dr Pepper Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33829	98-0517725
(Commission	(IRS Employer
File Number)	Identification No.)

53 South Avenue, Burlington, Massachusetts 01803

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) 781-418-7000

(Former Name or Former Address, if Changed Since Last Report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On September 2, 2016, Keurig Dr Pepper Inc., a Delaware corporation formerly known as Dr Pepper Snapple Group, Inc. (the “Company”), filed an automatic shelf registration statement on Form S-3 (File No. 333- 213477) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering an unspecified amount of shares of its common stock, par value $0.01 per share (the “Common Stock”) and certain other securities of the Company.

On July 10, 2018, the Company filed a prospectus supplement (the “Resale Prospectus Supplement”) to the Registration Statement covering the resale of up to 1,206,245,016 shares of the Company’s Common Stock which may be used by the selling stockholders identified therein to resell shares of the Common Stock received by the selling stockholders upon consummation of the previously disclosed merger (the “Merger”) of Maple Parent Holdings Corp., a Delaware corporation and the direct parent company of Keurig Green Mountain, Inc. (“Maple”), with Salt Merger Sub, Inc., a Delaware corporation and wholly owned special purpose merger subsidiary of the Company. The 1,206,245,016 shares included shares of Common Stock issuable to certain existing and former employees of Maple upon settlement of certain restricted stock unit awards previously granted to them pursuant to Maple’s Keurig Green Mountain, Inc. Executive Ownership Plan and Maple’s Keurig Green Mountain, Inc. Long Term Incentive Plan that were assumed by the Company pursuant to the Merger. The Company will not receive any proceeds from the sale of the Common Stock by the selling stockholders.

The Company is filing this report to provide the legal opinion as to the validity of the securities covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.
Dated: July 10, 2018

	By:	/s/ James L. Baldwin
James L. Baldwin
Chief Legal Officer and General Counsel